UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-01807_

 Value Line Larger Companies Fund, Inc.
(Exact name of registrant as specified in charter)

220 East 42nd Street, New York, N.Y. 10017
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1500

Date of fiscal year end: December 31, 2008

Date of reporting period: December 31, 2008

Item I.	Reports to Stockholders.

A copy of the Annual Report to Stockholders for the period ended 12/31/08 is included with this Form.

INVESTMENT ADVISER	EULAV Asset Management, LLC 220 East 42nd Street New York, NY 10017-5891	A N N U A L R E P O R T
D e c e m b e r 3 1, 2 0 0 8

DISTRIBUTOR	Value Line Securities, Inc.
220 East 42nd Street
New York, NY 10017-5891

CUSTODIAN BANK	State Street Bank and Trust Co.
225 Franklin Street
Boston, MA 02110

SHAREHOLDER	State Street Bank and Trust Co.
SERVICING AGENT	c/o BFDS	Value Line Larger Companies Fund, Inc.
P.O. Box 219729
Kansas City, MO 64121-9729

INDEPENDENT	PricewaterhouseCoopers LLP
REGISTERED PUBLIC	300 Madison Avenue
ACCOUNTING FIRM	New York, NY 10017

LEGAL COUNSEL	Peter D. Lowenstein, Esq.
496 Valley Road
Cos Cob, CT 06807-0272

DIRECTORS	Joyce E. Heinzerling
Francis C. Oakley
David H. Porter
Paul Craig Roberts
Thomas T. Sarkany
Nancy-Beth Sheerr
Daniel S. Vandivort

OFFICERS	Mitchell E. Appel
President
Howard A. Brecher
Vice President and Secretary
Emily D. Washington
Treasurer

This audited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

#0062644

Value Line Larger Companies Fund, Inc.

To Our Value Line Larger

To Our Shareholders (unaudited):

2008 was a very challenging year for investors. Returns for the broader equity indexes fell sharply in the second half of 2008 as the result of the weakening domestic economy and a bank-led credit crisis. Corporate earnings declined in the second half of the year due mainly to large writedowns on bad loans in the financial sector; one of the largest components of the S&P 500 Index. Due to the breadth of the economic pullback, both domestically and abroad, the U.S. is enduring one of the most severe recessions in decades. Given this backdrop, the U.S. government has taken unprecedented steps to revive growth utilizing both fiscal and monetary policies, which will likely begin to bear fruit later in 2009. Looking forward, we expect continued volatility for the domestic equity markets, as the economy works its way through some of the borrowing excesses of the past few years.

The Value Line Larger Companies Fund lost 38.12% in 2008, compared with a 37.00% loss for the S&P 500 Index(1).

The Value Line Larger Companies Fund generally invests in large-capitalization equities, which are ranked in the higher categories for price performance (Rank 1 and 2) over the next six to twelve months by the Value Line Timeliness Ranking System. The System favors stocks with strong price and earnings momentum relative to those of the approximately 1,700 companies in The Value Line Investment Survey. The Fund holds an above-average weighting in the pharmaceutical and healthcare arenas, some of the better performing segments last year, while it also continues to significantly underweight the poor-performing financial services sector, due to negative earnings comparisons.

We appreciate your confidence and look forward to serving your investment needs in the future.

Sincerely,

/s/ Mitchell E. Appel
Mitchell E. Appel
President

February 20, 2009

(1) The Standard & Poor’s 500 Index consists of 500 stocks which are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes. It is not possible to directly invest in this index.

Value Line Larger Companies Fund, Inc.

Companies Fund Shareholders

Economic Observations (unaudited)

The recession is in full bloom, having hit this country with its worst business setback in several generations. Meanwhile, the downturn is spreading overseas with ferocity, creating a global crisis.

The current situation is traceable to several events, beginning with the sharp declines in housing construction, home sales, and real estate prices. We also have seen a reduction in credit availability, bank failures, rising foreclosure rates, increasing unemployment, a contraction in retailing and auto activity, and sharp declines in manufacturing and nonmanufacturing. These developments are consistent with a deep and prolonged recession. As 2009 unfolds, we are facing a serious worldwide contraction that optimistically will last only through the middle of this year. Government reaction to this global upheaval is likely to involve attempts to pass additional stimulus measures, with an emphasis on infrastructure rebuilding and employment improvement. It is hoped that such efforts will shorten the downturn’s duration and reduce its severity.

Meanwhile, inflation, which had earlier moved sharply higher in this country due to dramatic increases in oil, food, and commodity prices, has moderated quickly, thanks to even more dramatic declines in energy prices since last summer. Our expectation is that, absent a more potent long-term business expansion than we now project, inflation should remain in check for the most part through the early years of the next decade. In fact, there is the possibility that we could see selective bouts of deflation along the way, especially if consumer demand falters for any extended period of time.

Value Line Larger Companies Fund, Inc.

(unaudited)

The following graph compares the performance of the Value Line Larger Companies Fund, Inc. to that of the S&P 500 Index. The Value Line Larger Companies Fund, Inc. is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes but do include the reinvestment of dividends. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment
in the Value Line Larger Companies Fund, Inc.
and the S&P 500 Index*

*	The Standard and Poor’s 500 Stock Index is an unmanaged index that is representative of the larger-capitalization stocks traded in the United States.

Performance Data:**

	Average Annual Total Return	Growth of an Assumed Investment of $10,000

1 year ended 12/31/08	(38.12)%	$6,188
5 years ended 12/31/08	(0.95)%	$9,535
10 years ended 12/31/08	(2.06)%	$8,122

**
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Value Line Larger Companies Fund, Inc.

FUND EXPENSES (unaudited):

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 through December 31, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning account value 7/1/08	Ending account value 12/31/08	Expenses paid during period 7/1/08 thru 12/31/08*
Actual	$1,000.00	$656.10	$4.04
Hypothetical (5% return before expenses)	$1,000.00	$1,020.26	$4.93

*
Expenses are equal to the Fund’s annualized expense ratio of 0.97% multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period. This expense ratio may differ from the expense ratio shown in the Financial Highlights.

Value Line Larger Companies Fund, Inc.

Portfolio Highlights at December 31, 2008 (Unaudited)

Ten Largest Holdings

Issue	Shares	Value	Percentage of Net Assets
Waste Management, Inc.	66,000	$2,187,240	1.14%
Accenture Ltd. Class A	66,000	$2,164,140	1.13%
H&R Block, Inc.	95,000	$2,158,400	1.12%
Comcast Corp. Class A	133,000	$2,147,950	1.12%
Schering-Plough Corp.	125,000	$2,128,750	1.11%
Bard (C.R.), Inc.	25,000	$2,106,500	1.10%
AutoZone, Inc.	15,000	$2,092,050	1.09%
C.H. Robinson Worldwide, Inc.	38,000	$2,091,140	1.09%
Novartis AG ADR	42,000	$2,089,920	1.09%
Exxon Mobil Corp.	26,000	$2,075,580	1.08%

Asset Allocation — Percentage of Total Net Assets

Sector Weightings — Percentage of Total Investment Securities

Value Line Larger Companies Fund, Inc.

Schedule of Investments		December 31, 2008

Shares		Value
COMMON STOCKS (96.8%)

	ADVERTISING (0.8%)
60,000	Omnicom Group, Inc.	$1,615,200

	AEROSPACE/DEFENSE (4.0%)
34,000	General Dynamics Corp.	1,958,060
23,000	L-3 Communications Holdings, Inc.	1,696,940
24,000	Lockheed Martin Corp.	2,017,920
39,000	Raytheon Co.	1,990,560
		7,663,480

	BEVERAGE — ALCOHOLIC (1.0%)
38,750	Brown-Forman Corp. Class B	1,995,237

	BEVERAGE — SOFT DRINK (1.8%)
42,000	Coca-Cola Co. (The)	1,901,340
29,000	PepsiCo, Inc.	1,588,330
		3,489,670

	BIOTECHNOLOGY (1.0%)
34,000	Amgen, Inc. *	1,963,500

	CABLE TV (3.1%)
133,000	Comcast Corp. Class A	2,147,950
86,000	DIRECTV Group, Inc. (The) *	1,970,260
100,000	Shaw Communications, Inc. Class B	1,768,000
		5,886,210

	CANADIAN ENERGY (1.0%)
46,000	Canadian Natural Resources Ltd.	1,839,080

	CHEMICAL — DIVERSIFIED (0.8%)
23,000	Monsanto Co.	1,618,050

	CHEMICAL — SPECIALTY (1.9%)
50,000	Ecolab, Inc.	1,757,500
32,000	Praxair, Inc.	1,899,520
		3,657,020

	COMPUTER & PERIPHERALS (2.0%)
50,000	Hewlett-Packard Co.	1,814,500
23,500	International Business
	Machines Corp.	1,977,760
		3,792,260

Shares		Value

	COMPUTER SOFTWARE & SERVICES (7.8%)
66,000	Accenture Ltd. Class A	$2,164,140
51,000	Automatic Data Processing, Inc.	2,006,340
100,000	CA, Inc.	1,853,000
70,000	Infosys Technologies Ltd. ADR	1,719,900
72,000	Intuit, Inc. *	1,712,880
92,000	Microsoft Corp.	1,788,480
110,000	Oracle Corp. *	1,950,300
67,000	Paychex, Inc.	1,760,760
		14,955,800

	DIVERSIFIED COMPANIES (1.9%)
37,000	ITT Corp.	1,701,630
35,000	United Technologies Corp.	1,876,000
		3,577,630

	DRUG (13.2%)
45,000	Allergan, Inc.	1,814,400
43,000	Biogen Idec, Inc. *	2,048,090
80,000	Bristol-Myers Squibb Co.	1,860,000
36,000	Celgene Corp. *	1,990,080
48,000	Eli Lilly & Co.	1,932,960
29,000	Genzyme Corp. *	1,924,730
40,000	Gilead Sciences, Inc. *	2,045,600
42,000	Novartis AG ADR	2,089,920
36,000	Novo Nordisk A/S ADR	1,850,040
95,000	Pfizer, Inc.	1,682,450
61,000	Sanofi-Aventis ADR	1,961,760
125,000	Schering-Plough Corp.	2,128,750
48,000	Teva Pharmaceutical Industries Ltd. ADR	2,043,360
		25,372,140

	EDUCATIONAL SERVICES (1.0%)
26,000	Apollo Group, Inc. Class A *	1,992,120

	ELECTRICAL UTILITY — EAST (1.9%)
53,000	Dominion Resources, Inc.	1,899,520
36,000	FPL Group, Inc.	1,811,880
		3,711,400

See Notes to Financial Statements.

Value Line Larger Companies Fund, Inc.

Schedule of Investments

Shares		Value

	ENVIRONMENTAL (1.1%)
66,000	Waste Management, Inc.	$2,187,240

	FINANCIAL SERVICES — DIVERSIFIED (2.2%)
45,000	Aon Corp.	2,055,600
95,000	H&R Block, Inc.	2,158,400
		4,214,000

	FOOD PROCESSING (5.4%)
57,000	Campbell Soup Co.	1,710,570
30,000	General Mills, Inc.	1,822,500
46,000	H.J. Heinz Co.	1,729,600
36,000	Kellogg Co.	1,578,600
63,000	Kraft Foods, Inc. Class A	1,691,550
76,000	Unilever PLC ADR	1,749,520
		10,282,340

	FOOD WHOLESALERS (0.8%)
68,000	Sysco Corp.	1,559,920

	GROCERY (1.1%)
77,000	Kroger Co. (The)	2,033,570

	HOUSEHOLD PRODUCTS (3.0%)
32,000	Clorox Co. (The)	1,777,920
30,000	Colgate-Palmolive Co.	2,056,200
30,000	Procter & Gamble Co. (The)	1,854,600
		5,688,720

	INDUSTRIAL SERVICES (1.1%)
38,000	C.H. Robinson Worldwide, Inc.	2,091,140

	INSURANCE — LIFE (1.9%)
43,000	AFLAC, Inc.	1,971,120
90,000	Unum Group	1,674,000
		3,645,120

	INTERNET (0.9%)
5,500	Google, Inc. Class A *	1,692,075

	MEDICAL SERVICES (2.1%)
32,000	Laboratory Corporation of
	America Holdings *	2,061,120
39,000	Quest Diagnostics, Inc.	2,024,490
		4,085,610

Shares		Value

	MEDICAL SUPPLIES (9.4%)
36,000	Abbott Laboratories	$1,921,320
25,000	Bard (C.R.), Inc.	2,106,500
35,000	Baxter International, Inc.	1,875,650
26,000	Becton, Dickinson & Co.	1,778,140
31,000	Johnson & Johnson	1,854,730
43,000	McKesson Corp.	1,665,390
51,000	Medtronic, Inc.	1,602,420
61,000	St. Jude Medical, Inc. *	2,010,560
40,000	Stryker Corp.	1,598,000
44,000	Varian Medical Systems, Inc. *	1,541,760
		17,954,470

	NATURAL GAS — DIVERSIFIED (1.7%)
25,000	Devon Energy Corp.	1,642,750
57,000	Southwestern Energy Co. *	1,651,290
		3,294,040

	PETROLEUM — INTEGRATED (2.9%)
24,000	Chevron Corp.	1,775,280
26,000	Exxon Mobil Corp.	2,075,580
30,000	Occidental Petroleum Corp.	1,799,700
		5,650,560

	PETROLEUM — PRODUCING (0.8%)
20,000	Apache Corp.	1,490,600

	PHARMACY SERVICES (3.0%)
69,000	CVS Caremark Corp.	1,983,060
31,000	Express Scripts, Inc. *	1,704,380
49,000	Medco Health Solutions, Inc. *	2,053,590
		5,741,030

	RAILROAD (4.4%)
25,000	Burlington Northern Santa Fe Corp.	1,892,750
44,000	Canadian National Railway Co.	1,617,440
48,000	CSX Corp.	1,558,560
38,000	Norfolk Southern Corp.	1,787,900
34,000	Union Pacific Corp.	1,625,201
		8,481,851

	RESTAURANT (1.0%)
31,000	McDonald’s Corp.	1,927,890

See Notes to Financial Statements.

Value Line Larger Companies Fund, Inc.

December 31, 2008

Shares		Value

	RETAIL — AUTOMOTIVE (1.1%)
15,000	AutoZone, Inc. *	$2,092,050

	RETAIL — SPECIAL LINES (1.0%)
90,000	Coach, Inc. *	1,869,300

	RETAIL BUILDING SUPPLY (1.0%)
54,000	Fastenal Co.	1,881,900

	RETAIL STORE (1.1%)
36,000	Wal-Mart Stores, Inc.	2,018,160

	SECURITIES BROKERAGE (0.9%)
109,000	Charles Schwab Corp. (The)	1,762,530

	SHOE (0.9%)
34,000	NIKE, Inc. Class B	1,734,000

	TELECOMMUNICATION SERVICES (1.9%)
60,000	American Tower Corp. Class A *	1,759,200
56,000	Verizon Communications, Inc.	1,898,400
		3,657,600

	TELECOMMUNICATIONS EQUIPMENT (1.0%)
115,000	Juniper Networks, Inc. *	2,013,650

	THRIFT (1.0%)
115,000	Hudson City Bancorp, Inc.	1,835,400

	TOBACCO (0.9%)
34,000	British American Tobacco PLC ADR	1,799,960

		Value

	TOTAL COMMON STOCKS AND TOTAL INVESTMENT SECURITIES (96.8%) (COST $208,182,909)	$185,813,523

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (3.2%)		6,136,863

NET ASSETS (100%)		$191,950,386

NET ASSET VALUE OFFERING AND REDEMPTION PRICE, PER OUTSTANDING SHARE ($191,950,386 ÷ 14,566,758 shares outstanding)		$13.18

*	Non-income producing.

ADR	American Depositary Receipt.

See Notes to Financial Statements.

Value Line Larger Companies Fund, Inc.

Statement of Assets and Liabilities at December 31, 2008

Assets:
Investment securities, at value (Cost - $208,182,909)	$185,813,523
Cash	5,732,191
Receivable for securities sold	1,894,927
Dividends receivable	329,427
Receivable for capital shares sold	319,210
Prepaid expenses	20,008
Total Assets	194,109,286

Liabilities:
Payable for securities purchased	1,866,788
Payable for capital shares repurchased	81,187
Accrued expenses:
Advisory fee	117,751
Directors’ fees and expenses	7,125
Other	86,049
Total Liabilities	2,158,900

Net Assets	$191,950,386

Net assets consist of:
Capital stock, at $1.00 par value (authorized 50,000,000,outstanding 14,566,758 shares).	$14,566,758
Additional paid-in capital	252,952,027
Undistributed net investment income	1,339,999
Accumulated net realized loss on investments and foreign currency	(54,539,067)
Net unrealized depreciation of investments and foreign currency translations	(22,369,331)
Net Assets	$191,950,386
Net Asset Value, Offering and Redemption Price per Outstanding Share ($191,950,386 ÷ 14,566,758 shares outstanding)	$13.18

Statement of Operations for the Year Ended December 31, 2008

Investment Income:
Dividends (net of foreign withholding tax of $115,937)	$3,540,033
Interest	127,318
Total Income	3,667,351

Expenses:
Advisory fee	1,892,290
Service and distribution plan fees	630,763
Auditing and legal fees	128,823
Transfer agent fees	111,702
Printing and postage	73,095
Custodian fees	36,902
Registration and filing fees	35,743
Directors’ fees and expenses	26,455
Insurance	19,713
Other	10,441
Total Expenses Before Custody Credits and Fees Waived	2,965,927
Less: Service and Distribution Plan
Fees Waived.	(630,763)
Less: Custody Credits	(8,702)
Net Expenses.	2,326,462
Net Investment Income	1,340,889

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Exchange Transactions:
Net Realized Loss	(54,431,760)
Change in Net Unrealized Appreciation/(Depreciation)
(62,014,346)
Net Realized Loss and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	(116,446,106)

Net Decrease in Net Assets from Operations	$(115,105,217)

See Notes to Financial Statements.

Value Line Larger Companies Fund, Inc.

Statement of Changes in Net Assets
for the Years Ended December 31, 2008 and 2007

	Year Ended December 31, 2008	Year Ended December 31, 2007
Operations:
Net investment income	$1,340,889	$1,419,528
Net realized gain/(loss) on investments and foreign currency	(54,431,760)	31,896,256
Change in net unrealized appreciation/(depreciation)	(62,014,346)	10,294,235
Net increase/(decrease) in net assets from operations	(115,105,217)	43,610,019

Distributions to Shareholders:
Net investment income	(366,573)	(1,052,699)
Net realized gain from investment transactions	(2,468,087)	(36,383,707)
Total Distributions	(2,834,660)	(37,436,406)

Capital Share Transactions:
Proceeds from sale of shares	28,860,067	6,204,616
Proceeds from reinvestment of dividends and distributions to shareholders	2,715,111	35,539,354
Cost of shares repurchased	(25,876,542)	(42,327,435)

Net increase/(decrease) in net assets from capital share transactions	5,698,636	(583,465)

Total Increase/(Decrease) in Net Assets	(112,241,241)	5,590,148

Net Assets:
Beginning of year	304,191,627	298,601,479
End of year	$191,950,386	$304,191,627
Undistributed net investment income, at end of year	$1,339,999	$366,892

See Notes to Financial Statements.

Value Line Larger Companies Fund, Inc.

Notes to Financial Statements

1.          Significant Accounting Policies

Value Line Larger Companies Fund, Inc. (the “Fund”) (formerly known as Value Line Leveraged Growth Investors, Inc.) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose sole investment objective is to realize capital growth.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(A) Security Valuation. Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value is being determined. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost which approximates market value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost. Securities for which market quotations are not readily available or that are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors may determine in good faith. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.

(B) Fair Value Measurements. The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Value Line Larger Companies Fund, Inc.

December 31, 2008

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund’s investments carried at value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$185,813,523	—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—
Total	$185,813,523	—

*	Other financial instruments include futures, forwards and swap contracts.

For the year ended December 31, 2008, there were no Level 3 investments.

(C) Repurchase Agreements. In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, it is the Fund’s policy to mark-to-market the collateral on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization, and/or retention of the collateral or proceeds may be subject to legal proceedings. There were no open repurchase agreements at December 31, 2008.

(D) Federal Income Taxes. It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(E) Security Transactions and Distributions. Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

(F) Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. The Fund does not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.

Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/loss on investments and change in net unrealized appreciation/depreciation on investments.

Value Line Larger Companies Fund, Inc.

Notes to Financial Statements

(G) Representations and Indemnifications. In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(H) Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

2.          Capital Share Transactions, Dividends and Distributions to Shareholders

Transaction in capital stock were as follows:

	Year Ended December 31, 2008	Year Ended December 31, 2007
Shares sold	1,776,472	267,460
Shares issued to shareholders in reinvestment of dividends and distributions	213,750	1,676,924
	1,990,222	1,944,384

Shares repurchased	(1,488,578)	(1,852,273)
Net increase	501,644	92,111
Dividends per share from net investment income	$0.0256	$0.0833
Distributions per share from net realized gains	$0.1721	$2.9189

3.          Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term securities, were as follows:

Year Ended December 31, 2008

Purchases:
Investment Securities	$394,281,211
Sales:
Investment Securities	$386,918,578

4. Income Taxes

At December 31, 2008, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$208,216,929
Gross tax unrealized appreciation	$6,977,796
Gross tax unrealized depreciation	(29,381,202)
Net tax unrealized depreciation on investments	$(22,403,406)
Undistributed ordinary income	$1,339,999
Undistributed long-term gain	$—
Capital loss carryforward, expires December 31, 2016	$(36,232,930)

During the year ended December 31, 2008, as permitted under federal income tax regulations, the Fund elected to defer $18,272,117 of post-October net capital losses to the next taxable year.

To the extent that current or future capital gains are offset by capital losses, the Fund does not anticipate distributing any such gains to shareholders.

It is uncertain whether the Fund will be able to realize the benefits of the losses before they expire.

The differences between book and tax basis unrealized appreciation/(depreciation) on investments were primarily attributed to wash sales.

Permanent book-tax differences relating to the current year were reclassified within the composition of the net asset accounts. The Fund increased additional paid-in capital by approximately $631, decreased undistributed net investment income by $1,209 and decreased accumulated net realized loss by approximately $578. Net assets were not affected by these reclassifications. These reclassifications were primarily due to differing treatments of foreign currency translation for tax purposes.

Value Line Larger Companies Fund, Inc.

December 31, 2008

The tax composition of distributions to shareholders for the years ended December 31, 2008 and December 31, 2007 were as follows:

	2008	2007

Ordinary income	$2,081,656	$26,867,339
Long-term capital gain	$753,004	$10,569,067
	$2,834,660	$37,436,406

5.          Investment Advisory Fees, Service and Distribution Fees, and Transactions With Affiliates

On June 30, 2008, Value Line, Inc. (“Value Line”) reorganized its investment management division into EULAV Asset Management, LLC (“EULAV”), a newly formed, wholly-owned subsidiary. As part of the reorganization, each advisory agreement was transferred from Value Line, to EULAV and EULAV replaced Value Line as the Fund’s investment adviser. The portfolio managers, who are now employees of EULAV, have not changed as a result of the reorganization.

An advisory fee of $1,892,290 was paid or payable to Value Line, or EULAV (the “Adviser”), for the year ended December 31, 2008. This was computed at the rate of 3/4 of 1% of the average daily net assets for the period and paid monthly. The Adviser provides research, investment programs and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund’s Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds are allocated proportionately based upon the funds’ respective net assets. The Fund bears all other costs and expenses.

The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, for the payment of certain expenses incurred by Value Line Securities, Inc. (the “Distributor”), a wholly-owned subsidiary of Value Line, in advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2008, fees amounting to $630,763 before fee waivers, were accrued under the Plan. Effective May 1, 2007 and 2008, the Distributor contractually agreed to waive the Fund’s 12b-1 fee for one year periods. For the year ended December 31, 2008, the fees waived amounted to $630,763. The Distributor has no right to recoup prior waivers.

For the year ended December 31, 2008, the Fund’s expenses were reduced by $8,702 under a custody credit arrangement with the custodian.

Certain officers, employees and a director of Value Line and/or affiliated companies are also officers and a director of the Fund.

The Adviser and/or affiliated companies and the Value Line, Profit Sharing and Savings Plan, owned 124,878 shares of the Fund’s capital stock, representing less than 1% of the outstanding shares at December 31, 2008. In addition, officers and directors of the Fund as a group owned 231 shares of the Fund, representing less than 1% of the outstanding shares.

Value Line Larger Companies Fund, Inc.

Notes to Financial Statements

6.          Borrowing Arrangement

Prior to September 22, 2006, the Fund had a line of credit agreement with State Street Bank and Trust.

7.          Other

By letter dated June 15, 2005, the staff of the Northeast Regional Office of the Securities and Exchange Commission (“SEC”) informed Value Line that it was conducting an investigation in the matter of Value Line Securities, Inc. (“VLS”). Value Line has supplied numerous documents to the SEC in response to its requests and various individuals, including employees and former employees of Value Line, directors of the Fund and others, have provided testimony to the SEC. On May 8, 2008, the SEC issued a formal order of private investigation regarding whether VLS’ brokerage charges and related expense reimbursements from the Value Line Funds (“Funds”) during periods prior to 2005 were excessive and whether adequate disclosure was made to the SEC and the Boards of Directors and shareholders of the Funds. Thereafter, certain officers of Value Line, who are former officers of the Funds, asserted their constitutional privilege not to provide testimony. Value Line has informed the Funds that it believes the SEC has completed the fact finding phase of its investigation and Value Line will seek to settle this matter with the SEC. Although management of Value Line cannot determine the effect that the investigation will have on Value Line’s financial statements, it believes that any settlement is likely to be material to it and has informed the Funds of its belief, in light of settlement discussions to date, that there are no loss contingencies that should be accrued or disclosed in the Fund’s financial statements and that the resolution of this matter is not likely to have a materially adverse effect on the ability of the Adviser or VLS to perform their respective contracts with the Fund.

Value Line Larger Companies Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

	Years Ended December 31,
	2008		2007		2006		2005	2004
Net asset value, beginning of year	$21.63		$21.37		$22.24		$25.53	$27.96
Income from investment oprations:
Net investment income/(loss)	0.09		0.11		(0.02)		(0.15)	(0.10)
Net gains or (losses) on securities (both realized and unrealized)	(8.34)		3.15		2.55		2.82	2.51
Total from investment operations	(8.25)		3.26		2.53		2.67	2.41

Less distributions:
Dividends from net investment income	(0.03)		(0.08)		—		—	—
Distributions from net realized gains	(0.17)		(2.92)		(3.40)		(5.96)	(4.84)
Total distributions	(0.20)		(3.00)		(3.40)		(5.96)	(4.84)

Net asset value, end of year	$13.18		$21.63		$21.37		$22.24	$25.53
Total return	(38.12)%		15.55%		11.31%		10.28%	8.64%

Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$191,950		$304,192		$298,601		$300,411	$318,600
Ratio of expenses to average net assets (including interest expense)(1)	1.18	%(3)	1.13	%(3)	1.30	%(3)	1.19%	1.16%
Ratio of expenses to average net assets (excluding interest expense)(2)	1.18	%(4)	1.13	%(4)	1.17	%(4)	1.16%	1.15%
Ratio of net investment income/(loss) to average net assets	0.53%		0.47%		(0.11)%		(0.67)%	(0.39)%
Portfolio turnover rate	157%		112%		203%		218%	200%

(1)
Ratio reflects expenses grossed up for the custody credit arrangement. The ratio of expenses to average net assets net of custody credits would have been 1.17% for the year ended December 31, 2008, 1.29% for the year ended December 31, 2006 and would not have changed for the other years shown.

(2)
Ratio reflects expenses grossed up for the custody credit arrangement. The ratio of expenses to average net assets net of custody credits would have been 1.17% for the year ended December 31, 2008, and would not have changed for the other years shown.

(3)
Ratio reflects expenses grossed up for the waiver of the service and distribution plan fees by the Distributor. The ratio of expenses to average net assets, net of the fee waiver, but exclusive of the custody credit arrangement, would have been 0.93% for the year ended December 31, 2008, 0.88% for the year ended December 31, 2007 and 1.21% for the year ended December 31, 2006.

(4)
Ratio reflects expenses grossed up for the waiver of the service and distribution plan fees by the Distributor. The ratio of expenses to average net assets, net of the fee waiver, but exclusive of the custody credit arrangement, would have been 0.93% for the year ended December 31, 2008, 0.88% for the year ended December 31, 2007 and 1.09% for the year ended December 31, 2006.

See Notes to Financial Statements.

Value Line Larger Companies Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of The Value Line Larger Companies Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Value Line Larger Companies Fund, Inc. (the “Fund”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York

February 27, 2009

Value Line Larger Companies Fund, Inc.

Federal Tax Notice (unaudited)

For corporate taxpayers, 11.00% of the ordinary income distribution paid during the calendar year 2008 qualify for the corporate dividends received deductions.

During the calendar year 2008, 100.00% of the ordinary income distributions are treated as qualified dividends.

During the calendar year 2008, the Fund distributed $753,039 of long-term capital gain to its shareholders.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies during the most recent 12-month period ended June 30 is available through the Fund’s website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

Value Line Larger Companies Fund, Inc.

Management of the Fund

MANAGEMENT INFORMATION

The business and affairs of the Fund are managed by the Fund’s officers under the direction of the Board of Directors. The following table sets forth information on each Director and Officer of the Fund. Each Director serves as a director or trustee of each of the 14 Value Line Funds. Each Director serves until his or her successor is elected and qualified.

Name, Address, and Age	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
Interested Director*
Thomas T. Sarkany Age 62	Director	Since 2008	Mutual Fund Marketing Director of Value Line Securities, Inc. (the “Distributor”).	None

Non-Interested Directors
Joyce E. Heinzerling 500 East 77th Street New York, NY 10162 Age 53	Director	Since 2008	General Counsel, Archery Capital LLC (private investment fund).	Burnham Investors Trust, since 2004 (4 funds).
Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 Age 77	Director (Lead Independent Director since 2008)	Since 2000
Professor of History, Williams College, (1961 to 2002). Professor Emeritus since 2002. President Emeritus since 1994 and President, (1985–1994); Chairman (1993–1997) and Interim President (2002–2003) of the American Council of Learned Societies. Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.
None
David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 Age 73	Director	Since 1997	Visiting Professor of Classics, Williams College, since 1999; President Emeritus, Skidmore College since 1999 and President, (1987–1998).	None
Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 Age 69	Director	Since 1983	Chairman, Institute for Political Economy.	None

Value Line Larger Companies Fund, Inc.

Management of the Fund

Name, Address, and Age	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 Age 59	Director	Since 1996	Senior Financial Advisor, Veritable L.P. (Investment adviser) since 2004; Senior Financial Advisor, Hawthorn, (2001–2004).	None
Daniel S. Vandivort 59 Indian Head Road Riverside, CT 06878 Age 54	Director	Since 2008	President, Chief Investment Officer, Weiss, Peck and Greer/Robeco Investment Management 2005–2007; Managing Director, Weiss, Peck and Greer, 1995–2005.	None
Officers
Mitchell E. Appel Age 38	President	Since 2008
President of each of the Value Line Funds since June 2008; Chief Financial Officer of Value Line since April 2008 and from September 2005 to November 2007; Treasurer from June 2005 to September 2005; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008; Chief Financial Officer of Circle Trust Company from January 2003 to May 2005; Chief Financial Officer of the Distributor since April 2008.

Howard A. Brecher Age 55	Vice President and Secretary	Since 2008
Vice President and Secretary of each of the Value Line Funds since June 2008; Vice President, Secretary and a Director of Value Line; Vice President of the Distributor and Secretary since June 2008; Vice President, Secretary, Treasurer, General Counsel and a Director of Arnold Bernhard & Co., Inc.

Emily D. Washington Age 30	Treasurer	Since 2008
Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since August 2008; Associate Director of Mutual Fund Accounting at Value Line until August 2008.

*	Mr. Sarkany is an “interested person” as defined in the Investment Company Act of 1940 by virtue of his position with the Distributor.

Unless otherwise indicated, the address for each of the above officers is c/o Value Line Funds, 220 East 42nd Street, New York, NY 10017.

The Fund’s Statement of Additional Information (SAI) includes additional information about the Fund’s Directors and is available, without charge, upon request by calling 1-800-243-2729 or on the Fund’s website, www.vlfunds.com.

Value Line Larger Companies Fund, Inc.

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Value Line Larger Companies Fund, Inc.

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Value Line Larger Companies Fund, Inc.	Value Line Larger Companies Fund, Inc.

The Value Line Family of Funds

1950 — The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952 — Value Line Income and Growth Fund’s primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956 — The Value Line Premier Growth Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972 — Value Line Larger Companies Fund’s sole investment objective is to realize capital growth.

1979 — The Value Line Cash Fund, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981 — Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983 — Value Line Centurion Fund* seeks long-term growth of capital.

1984 — The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1985 — Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986 — Value Line Aggressive Income Trust seeks to maximize current income.

1987 — Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The Trust may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987 — Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993 — Value Line Emerging Opportunities Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993 — Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

*	Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-243-2729, 9am–5pm CST, Monday–Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 2.	Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and  principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1)The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.
(2) The Registrant’s Board has designated Francis C. Oakley, a member of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Expert.  Mr. Oakley is an independent director who is a Professor of History with Williams College.  He spent most of his professional career at Williams College, where he served as a faculty member, President Emeritus and President (1961-2003). He also served as Chairman (1993-1997) and President (2002-2003) of The American Council of Learned Societies.  He has also previously served as Trustee and Chairman of the Board of Trustees of National Humanities Center.

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.	Principal Accountant Fees and Services

	(a)	Audit Fees 2008 - $29,653

	(b)	Audit-Related fees – None.

	(c)	Tax Preparation Fees 2008 -$8,757

	(d)	All Other Fees – None

	(e)	(1)
Audit Committee Pre-Approval Policy. All services to be performed for the Registrant  by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed were pre-approved by the committee.

	(e)	(2) Not applicable.

	(f)	Not applicable.

	(g)	Aggregate Non-Audit Fees 2008 -$8,757

	(h)	Not applicable.

Item 11.	Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)
The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.	Exhibits.

	(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 99.2R CODE ETH

	(b)	(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

		(2)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	March 10, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	March 10, 2009